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CONSTRUCTION SITE LOGISTICS

PART 2 AGREEMENT - EXHIBIT "N"

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Logistics Related Note Scope Related Note Construction Traffic Route
Secondary Traffic Route

PHASE 1a SITE LOGISTICS: Jan 3,2017 - February 18, 2017

Key tasks in progress: Regulatory Drainage | Utility Relocation Under New Grandstand | Relocate Required Displaced ADA Parking

Maintain Existing Security Guardhouse (Secondary Access/Deliveries)
Construction Entry Security/Checkin
RELOCATE LOST ADA PARKING
~100 ADA Reserved stalls needed for first race and all 297 will be required by November 2017 (location TBD - pending track input)
Main Construction Access
Secondary Access/Egress
Construction Trailers (under Allison)
REGULATORY DRAINAGE
Complete these legs of regulatory drainage (no lost parking for RV Event)
Staging/Laydown
Construction Parking
UNDERGROUND (NEW GRANDSTAND)
Utility Relocation at New Grandstand
LEGEND
Area of Work/Construction

Key Points:
-Construction Access through Gate1
-Relocate 100 ADA Parking to location TBD

Logistics Related Note Scope Related Note Construction Traffic Route Secondary Traffic Route Area of Work
Required Event Parking

Key Points:
- Maintain MUSCO Lights through Temp Measures

-Provide access to full service level drive under Allison (if ne
-Coordinated Regulatory Drainage work to avoid conflict with event
2

INDYCAR PRIXVIEW: February 9, 2017 - February 11, 2017

Areas Needed For Event: Infield, Track, Bobby Allison, Suite Parking, Cactus 2 Parking, Cotton ADA Parking, El Mirage Parking

Maintain Existing Security Guardhouse (Infield Access/Deliveries)
El Mirage Parking
Cotton ADA
Cactus 2 & Suite Parking
LEGEND

eded)

- Only Construction Access through East Drive/Infield TunnelGate

prep and execution    P•g•

Logistics Related Note Scope Related Note Construction Traffic Route Secondary Traffic Route Area of Work
Required Event Parking

GOOD SAM RV SHOW: February 23, 2017 - February 26, 2017

Areas Needed For Event: Parking areas and midway outside to the north, south and west of the track to El Mirage

Maintain Existing Security Guardhouse (Infield Access/Deliveries)
LEGEND

Key Points:
- Maintain MUSCO Lights through Temp Measures
-Only Construction Access through East Drive/Infield TunnelGate

- Allison Service drive accessible on east end if required

Logistics Related Note

Scope Related Note "'""""'""" Construction Traffic Route "'"""'"""" Secondary Traffic Route
Area of Work/Construction

Key Points:
- Maintain minimal footprint following RV Rally    - Minimize Activities to Avoid Disruption of NASCAR preparation

Logistics Related Note Scope Related Note Construction Traffic Route Secondary Traffic Route Area of Work
Required Event Parking

MARCH NASCAR EVENT: March 13, 2017 - March 20, 2017

Areas Needed For Event: All Areas

RELOCATE LOST ADA PARKING
~100 ADA Reserved stalls will be lost for March 2017 race and all 297 must be replaced by November 2017 (location TBD - pending track input)
Service Drive Fully Accessible
Maintain PIR Trackside Access at New Grandstand Area
Full Service Drive Access under Allison
LEGEND

Key Points:
-***NO CHANGE TO SEATING MANIFEST***
- Approximately 75 Striped ADA stalls lost in Reserved Parking

- Maintain access on trackside of new grandstand
- Replace lost "Reserved" Parking Stalls (location TBD with track)
- Maintain Billboard Advertisement    Pages

Logistics Related Note Scope Related Note Construction Traffic Route
Secondary Traffic Route

PHASE 1c SITE LOGISTICS: March 21, 2017 - April 23, 2017

Key tasks in progress: Continued Foundations | Utility Work | Additional Regulatory Drainage

Maintain Existing Security Guardhouse (Secondary Access/Deliveries)
Construction Entry Security/Checkin
Main Construction Access
Construction Trailers (under Allison)
Staging/Laydown
Construction Parking
NEW GRANDSTAND
Race Ready Prep / Foundations
LEGEND
Area of Work/Construction

Key Points:
- Additional Foundations and Utility Work Completed within Work Area
- Regulatory Drainage on Old Baseline Road

- Minimize Activities Leading up to lndycar Event

Logistics Rela ted Note

Scope Related Note
11111111111111..,_ Construction Traffic Route
11111111111111..,_ Secondary Traffic Route

Area of Work

Required Event Parking

APRIL INDYCAR EVENT: APRIL 24, 2017 - MAY 1, 2017

Areas Needed For Event: All Areas

Maintain PIR Trackside Access at New Grandstand Area
Full Service Drive Access under Allison
Coordinate Access to Crossover Gate and Media Area
LEGEND

Key Poi

nts:
*NO CHANGE TO EXISTING SEATING MANIFEST AT ALL AREAS***
- Approximately100 Striped ADA stalls lost in Reserved Parking
- No Changes to Midway

- Coordinate access to track and crossover gate for PIR and Media
- Reduced RV stalls on Old Baseline Rd due to Regulatory Drainage
- Billboard Advertisement is Removed for this Race

Logistics Related Note Scope Related Note Construction Traffic Route Secondary Traffic Route
....,.,.......... .....
Area of Work/Construction
.,.    ..,

Key Points:
- Coordinate Primary Entrance based on Utility Work Obstructions
- MUSCO Lighting taken offline until November

-Use Existing PIR Fencing to secure work areas (unless safety necessitates additional temp fencing)

Logistics Related Note

f	Scope Related Note Construction Traffic Route Secondary Traffic Route

Key Points:
-Infield work limited to allow for additional events
-Construct temporary or permanent replacement suite parking (due to drainage & Busch
Garage)

-Coordinate with track for replacement RV Parking if needed (due to drainage losses)
-MUSCO Lighting Restored (permanent on Grandstand or temp measures
-Allison Renovation to be completed (Club replaces Octane/PIR Suite). New suite configuration to be coordinated with Mktg for sales.    P•g• o

Logistics Related Note Scope Related Note Construction Traffic Route Secondary Traffic Route Area of Work
Required Event Parking

NOVEMBER NASCAR EVENT: NOVEMBER 13, 2017 - NOVEMBER 20, 2017

Areas Needed For Event: All Areas

Provide signage and access to existing lobby (while Canyon and Kitchen are under construction)
Provide Safe Access to Concessions and Restrooms under Canyon Entry Steel
Safe Walkway - Fan Access to Stairs
Construction Trailers (under Allison) - Service Drive Fully Accessible
Tunnel Extension (closed)
Maintain PIR Trackside Access at New Grandstand Area
Fenced Off Busch Garage Structure
Allow Access/Egress to Existing Allison Service Level (coordinate with Grandstand Sub
LEGEND

Key Points:
-***Seating Manifest changes to the Allison Suite levelbased on new suite layouts***
-Coordinate with track for replacement of required parking stalls
-Existing Suite level renovations completed

- ExistiDg Midw.av.configuratioD, gate entries and fencing is not affected/will remain
-Coordmate ex1stmg serv1ce dnve access
-MUSCO installed on new grandstand or temp poles where necessary
-All existing BA elevators will be accessible    Page 10

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Logistics Related Note

Scope Related Note

11111111111mJ11- Construction Traffic Route
Secondary Traffic Route

PHASE 3a SITE LOGISTICS: November 21, 2017 - March 11, 2018

Key tasks in progress: Grandstand Finishes / Skin | Canyon Entry 1 Completion | Midway Hospitality Completion | Kitchen Expansion | Demo Busch Garage

Main Construction Access
Construction Entry Security/Checkin
Maintain Existing Security Guardhouse (Secondary Access/Deliveries)
Begin New Care Center
Limited Utilities
Canyon Entry 1 & Kitchen Expansion
Staging/Laydown
Busch Garage/Hospitality
Staging/Laydown
Construction Parking
LEGEND
Area of Work/Construction

Key Points:
-Infield work limited to allow for additionalevents (not on calendar yet)
-Demolish Old Busch Garage
-Modify Midway Fencing to use new Hospitality

-Permanent MUSCO Lighting Completed on Grandstand
-Canyon Entry1 Completed (service level concessions/restrooms maintained if required,
however access will need to be coordinated depending on design)    P•g• ,,

Logistics Related Note

Temp Fencing

11111111111111... Construction Traffic Route
11111111111111... Secondary Traffic Route

Area of Work

MARCH NASCAR EVENT: March 12, 2018 - March 19, 2018

Areas Needed For Event: All Areas

New Care Center Area Fenced Off
Canyon Entry Open
Construction Trailers (under Allison) - Service Drive Fully Accessible
Tunnel Extension (closed)
Maintain PIR Trackside Access at New Grandstand Area
New Hospitality Available for use (fencing modified to encompass within Midway) Maintain secure perimeter and existing access to ticket gate.
Allow Access/Egress to Existing Allison Service Level (coordinate with Grandstand Sub
LEGEND
Required Event Parking

Key Points:
- ***Seating Manifest changes to the Allison Suite level based on new suite layouts***
-Canyon Entry1Completed and in use (sP.onsorship complete if required)
- Very limited parking in Reserved ADA lot (New Grandstand)

-Coordinate existing service drive access
-MUSCO installed on new (!randstand
-New Busch Garage/Hospitality Available if possible (old building demolished).g.,
2

Logistics Related Note

Scope Related Note

11111111111111.... Construction Traffic Route
11111111111111.... Secondary Traffic Route

PHASE 3b SITE LOGISTICS: March 20, 2018 - April 8, 2018

Key tasks in progress: Grandstand Finishes / Skin | Begin Midway Care Center & Ticketing Building

Main Construction Access
Construction Entry Security/Checkin
Continue New Care Center
Maintain Existing Security Guardhouse (Secondary Access/Deliveries)
Staging/Laydown
Tunnel Extension (closed)
Staging/Laydown
Construction Parking
LEGEND
Area of Work/Construction

Key Points:
- Possibly begin Infield Care Center/Media (if RV spots are not sold out for lndycar Event)
-Demolish Old Busch Garage (if PIR approved new building for March)
- Modify Midway Fencing to use new Hospitality (if approved)

-Permanent MUSCO Lighting Completed on Grandstand
-Canyon Entry1 Completed (service level concessions/restrooms maintained if required, however access will need to be coordinated depending on design)    P•g•13

Logistics Related Note

Temp Fencing

o11o11oll1111o )lio- Construction Traffic Route
11111111111111)1io- Secondary Traffic Route

Area of Work

KePoints:
- * *Seatinq Manifest chanqes to the Allison Suite levelbased on new suite layouts***
-Fence off Midway Care Center and Ticketiog Buildinq Areas
-Potential start to Infield Care Center and Media Buirding (fenced oft)

- Coordinate existinq service drive access
-New Busch Garage7Hospitality Available if possible (old building demolished)

PHASE 4 SITE LOGISTICS: April 17, 2018 - November 4, 2018

Key tasks in progress: Complete Grandstand | Renovate Allison Service Level | Complete Midway Reconfig | Complete Infield | Complete Front Stretch

Main Construction Access
Construction Entry Security/Checkin
Maintain Existing Security Guardhouse (Secondary Access/Deliveries)
Front Stretch Demo and RV Parking
New Care Center Construction
Remaining Infield Scope
Staging/Laydown
New Ticketing Building
Complete Grandstand and Move Start/Finish Line
New Midway Fence Configuration
Construction Parking
LEGEND
Area of Work/Construction

Logistics Related Note Scope Related Note Construction Traffic Route
Secondary Traffic Route

Key Points:
- Complete full remaining scope
-Coordinate around potential unscheduled events